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                                                                 EXHIBIT 10-(16)




                            SCHEDULE OF PARTICIPANTS

                  SONAT INC. EXECUTIVE LIFE INSURANCE PROGRAMS



                 The following are participants in the Sonat Inc. Executive Life Insurance Programs, form of which is filed as Exhibit 10-(20) to the Sonat Inc. Annual Report on Form 10-K for the year ended December 31, 1990:


                 Thomas W. Barker, Jr.
                 Richard B. Bates
                 Beverley T. Krannich
                 Ronald L. Kuehn, Jr.
                 James E. Moylan, Jr.
                 Ronald B. Pruet, Jr.
                 James A. Rubright
                 Donald G. Russell
                 William A. Smith